REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of March 29, 1996, by and among American Family Restaurants, Inc., a Georgia corporation ("AFR") and the persons whose names appear on the signature page hereto (each a "Holder," and, collectively, the "Holders").

                                 WHEREAS

     A. Each of the Holders is a shareholder of Denwest Restaurant Corp., a Delaware corporation ("DRC").

     B. AFR and DRC have entered into an Amended and Restated Agreement and Plan of Merger dated as of August 9, 1995 (the "Merger Agreement") pursuant to which DRC will merge with and into APR (the "Merger"), and the name of AFR will be changed to DenAmerica Corp. ("DenAmerica").

     C. Pursuant to the terms of the Merger Agreement, upon the consummation of the Merger (i) all outstanding shares of preferred stock of DRC (the "DRC Preferred Stock") held by the holders will be exchange for shares of common stock, par value $.10 per share, of DenAmerica (the "DenAmerica Common Stock") and Series A 13% Subordinated Notes due 2003 of DenAmerica (the "Series A Notes") together with warrants to purchase shares of DenAmerica Common Stock (the "DenAmerica Warrants"); and (ii) all outstanding shares of common stock of DRC (the "DRC Common Stock") will be exchanged for shares of DenAmerica Common Stock and Series B 13% Subordinated Notes due 2003 of DenAmerica (the "Series B Notes") together with DenAmerica Warrants.

     D. The Merger Agreement requires that, as a condition precedent to the consummation of the Merger, AFR and each of the Holders shall have entered into this Agreement on or before the "Effective Date" of the Merger, as that term is defined in the Merger Agreement.

     E. The Holders understand that DenAmerica intends to effect a financing (the "Subsequent Financing"), which may include an offering of DenAmerica Common Stock or other securities of DenAmerica, within 36 months after the Effective Date of the Merger, for the purpose (among others) of redeeming all then outstanding Series A Notes and Series B Notes (together, the "DenAmerica Notes").

     F. The Merger Agreement also requires that, as a condition precedent to the consummation of the Merger, AFR and each of the Holders whose names are listed on Exhibit "A" hereto shall have entered into agreements (the "Lockup Agreements"), in the form attached as Exhibit "B" hereto, restricting the right of such Holders to transfer securities of DenAmerica issued to them in exchange for shares of the DRC Common Stock until the earlier of (i) the completion of the Subsequent Financing or (ii) 24 months following the Effective Date of the Merger.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

A. REGISTRATION RIGHTS

   1.1 Definitions.

   As used in this Agreement, the following terms shall have the following meanings:

      (a)  The term "Act" means the Securities Act of 1933, as amended.

      (b) The term "Holder" means any person owning or having the right to acquire Registrable Securities (as defined below).

      (c) The term "Maximum Includable Securities" shall mean the maximum number of shares of each type or class of Registrable Securities that a managing or principal underwriter, in its good faith judgment, deems practicable to offer and sell at that time in a firm commitment underwritten offering without materially adversely affecting the marketability or price of the Registrable Securities to be offered. Where more than one type or class of Registrable Securities are to be included in a registration, the managing or principal underwriter of the offering shall designate the maximum number of each such type or class of securities that is included in the Maximum Includable Securities.

      (d) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

      (e) The term "Registrable Securities" means (i) the shares of DenAmerica Common Stock issued to the Holders in exchange for shares of DRC Common Stock and DRC Preferred Stock; (ii) the shares of DenAmerica Common Stock issuable upon exercise of DenAmerica Warrants; and (iii) any shares of DenAmerica Common Stock or other securities of DenAmerica issued as (or issuable on the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the DenAmerica Notes or any of the securities referred to in (i) and (ii) above.

      (f) The number of shares of "Registrable Securities then outstanding" shall be equal to the sum of the number of shares of DenAmerica Common Stock outstanding which are Registrable Securities plus the number of shares of DenAmerica Common Stock issuable upon conversion or exercise of all other outstanding Registrable Securities.

      (g) Other capitalized terms shall have the meanings ascribed to them in the Merger Agreement.

     1.2 Request for Registration.

      (a) If DenAmerica shall receive at any time after the Effective Date of the Merger a written request (i) from the Holders of a majority of the Registrable Securities then outstanding that DenAmerica file a registration statement under the Act covering the registration of at least fifty percent (50%) of the Registrable Securities then outstanding (or a lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $1,000,000), or (ii) from BancBoston Ventures, Inc. ("BBV"), so long as BBV holds Registrable Securities representing not less than 500,000 shares of DenAmerica Common Stock then outstanding or issuable upon exercise of DenAmerica Warrants, that DenAmerica file a registration statement under the Act covering the registration of Registrable Securities held by BBV representing an anticipated aggregate offering price, net of underwriting discounts and commissions, of not less than $1,000,000, then DenAmerica shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), effect as soon as practicable, and in any event within 120 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within thirty (30) days of the mailing of such notice by DenAmerica in accordance with the notice provisions of Section 2.2 hereof.

      (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise DenAmerica of' the identity of the proposed managing or principal underwriter(s) as a part of their request made pursuant to this Section 1.2. The selection of such managing or principal underwriter(s) shall be subject to the approval of DenAmerica, such approval not to be unreasonably withheld. DenAmerica shall include information regarding the identity of the managing or principal underwriter and the proposed terms of the underwriting in the written notice to all Holders referred to in Subsection 1.2(a). The right of any Holder to include his Registrable Securities in such underwritten registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with DenAmerica as provided in subsection 1.4(j)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to DenAmerica.



      (c) Notwithstanding any other provision of this Section 1.2, if the underwriter advises DenAmerica in writing that marketing factors require a limitation of the number of shares or other securities to be underwritten then DenAmerica shall furnish all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto with a written statement of the managing or principal underwriter as to the Maximum Includable Securities, and the number of each type or class of Registrable Securities that may be included in the underwriting shall be allocated as follows:

           (i) If the registration under this Section 1.2 is initiated at the request of Holders pursuant to Section 1.2(a)(i), the number of each type or class of Registrable Securities that may be included in the underwriting shall be allocated among all Holders requesting registration on a pro rata basis, with the number of each type or class of Registrable Securities of each Holder thereof included in the registration to be that number determined by multiplying the total number of such type or class of security included in the Maximum Includable Securities by a fraction, the numerator of which will be the total number of such type or class of security that such Holder owns, and the denominator of which will be the total number of such type or class of security owned by all Holders that have requested inclusion of such type or class of security in the registration. Any reduction of more than 50% of the Registrable Securities sought to be registered will not be considered a registration under this Section 1.2.

           (ii) If the registration under this Section 1.2 is initiated at the request of BBV pursuant to Section 1.2(a)(ii), then DenAmerica shall include in such registration that number of each type or class of Registrable Securities held by BBV that does not exceed the number of such type or class of Registrable Securities included in the Maximum Includable Securities. If the number of a type or class of Registrable Securities Maximum Includable Securities exceeds the number of such type or class requested by BBV to be included in such registration, then DenAmerica shall include in such registration that number of such type or class of Registrable Securities requested to be included in such registration by Holders other than BBV, subject to the pro rata allocation set forth in Section 1.2(c)(i) above in the event that the number of a type or class of Registrable Securities requested to be included in such registration by such other Holders exceeds the then-remaining number of Maximum Includable Securities for such type or class of Registrable Securities.

      (d) DenAmerica is obligated to effect only one (1) such registration pursuant to this Section 1.2 in each twelve (12) month period beginning on the Effective Date. The Holders shall have the right to require DenAmerica to effect an aggregate of three (3) registrations pursuant to this Section 1.2.

      (e) Notwithstanding the foregoing, if DenAmerica shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the President of DenAmerica stating that in the good faith judgment of the Board of Directors of DenAmerica it would be seriously detrimental to DenAmerica and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, DenAmerica shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders, or for a period of not more than 120 days after receipt of the request of the Initiating Holders in the event such deferral is a result of a Subsequent Financing; provided, however, that DenAmerica may not utilize this right more than once in any twelve month period.

      (f) If the Holders give written notice requesting registration of its Registrable Securities pursuant to this Section 1.2, and if DenAmerica at that time is not eligible to register its securities on Form S-3, DenAmerica shall prepare and file a registration statement on Form S-1 or S-2 (or other appropriate form for the general registration of securities) as may be appropriate in accordance with the terms and conditions set forth in this
Section 1.2.

      (g) DenAmerica may propose to include additional shares ("Additional Shares") of DenAmerica Common Stock or other securities to be sold by DenAmerica and/or by other holders of DenAmerica Common Stock or other securities in any registration statement to be filed pursuant to this Section
1.2. The Holders shall have the right to reduce the number of Additional Shares requested to be registered by DenAmerica pursuant to this Section 1.2 if, in the good faith opinion of the underwriter or underwriters of such offering, the inclusion of such Additional Shares would materially adversely affect the marketability or price of the Registrable Securities to be offered by the Holders in such registration.

      (h) From and after the date hereof, DenAmerica shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of DenAmerica that would allow such holder or prospective holder to require DenAmerica to include shares or securities in any registration initiated under Section 1.2 of this Agreement, unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registrable Securities that is included.

     1.3 Piggy-Back Registration Rights.

      (a) Except as provided in Section 1.3(e), if at any time DenAmerica proposes to file on its behalf and/or on behalf of any of its security holders a registration statement under the Act on Form S-1, S-2 or S-3 (or any other appropriate form for the general registration of securities) with respect to any of its capital stock or other securities, DenAmerica shall give each Holder written notice at least thirty (30) days before the filing with the Securities and Exchange Commission (the "SEC") of such registration statement. If any Holder desires to have Registrable Securities registered pursuant to this Section 1.3, such Holder shall so advise DenAmerica in writing within twenty (20) days after the date of mailing of such notice from DenAmerica. DenAmerica shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, subject to its right to reduce the number of



Registrable Securities as hereinafter provided, and shall use its best efforts to effect registration under the Act of such Registrable Securities. Notwithstanding the foregoing, DenAmerica shall not be required to provide notice of filing of a registration statement and to include therein any Registrable Securities if the proposed registration is:

              (1) a registration of stock options, stock purchases or compensation or incentive plans, or of securities issued or issuable pursuant to any such plan or a dividend reinvestment plan on Form
S-8
         or other comparable form then in effect; or

              (2) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with, a merger
         or consolidation with another corporation.

      (b) In the event the offering in which any Holder's Registrable Securities are to be included pursuant to this Section 1.3 is to be underwritten on a firm commitment basis, DenAmerica shall furnish the Holders with a written statement of the managing or principal underwriter as to the Maximum Includable Securities as soon as practicable after the expiration of the twenty (20) day period provided for in Section 1.3(a). If the total number of securities proposed to be included in such registration statement is in excess of the Maximum Includable Securities, the number of securities to be included within the coverage of such registration statement shall be reduced to the Maximum Includable Securities as follows:

              (1) no reduction shall be made in the number of shares of capital stock or other securities to be registered for the account of DenAmerica; and

              (2) the number of Registrable Securities and other securities that may be included in the registration, if any, shall be allocated among the Holders of Registrable Securities and holders of other securities (the "Other Holders") requesting inclusion on a pro rata basis, with the number of each type or class of securities of each Holder and Other Holder thereof included in the registration to be that number determined by multiplying (A) the total number of such type or class of security included in the Maximum Includable Securities less (B) the number of such type or class of security to be registered for the account of DenAmerica, by a fraction, the numerator of which will be the total number of such type or class of security that such Holder or Other Holder owns, and the denominator of which will be the total number of such type or class of security owned by all Holders and Other Holders that have requested inclusion of such type or class of security in the registration.

         Notwithstanding the foregoing, DenAmerica shall exercise its best efforts to assist in obtaining inclusion in any such registration of all Registrable Securities requested to be included pursuant to this Section 1.3 without reduction, so long as the marketability or price of shares to be offered is not materially adversely affected.

      (c) To the extent that the offering of Registrable Securities proposed to be included in a registration statement is not to be underwritten on a firm commitment basis, then there shall be no reduction in the number of Holders' Registrable Securities to be registered in such registration statement. If such offering is to be underwritten on a best efforts basis, the shares of DenAmerica Common Stock or other securities of all participants, including DenAmerica and the Holders, shall be sold in a proportionate basis, based upon the number of shares of DenAmerica Common Stock or other securities registered on their behalf.

      (d) DenAmerica shall, in its sole discretion, select the underwriter or underwriters, if any, who are to undertake the sale and distribution of the Registrable Securities to be included in a registration statement filed under the provisions of this Section 1.3.

      (e) At such time that DenAmerica intends to effect the Subsequent Financing, it shall notify the Holders of such intent and shall designate the proposed offering as the Subsequent Financing. Except to the extent that DenAmerica, in its sole discretion, may otherwise permit, the Holders shall have no right to have any Registrable Securities registered pursuant to this
Section 1.3 in the Subsequent Financing.

      (f) The right to registration provided in this Section 1.3 is in addition to and not in lieu of the demand registration rights provided in
Section 1.2. The provisions of this Section 1.3 shall apply even though the Holders requesting registration pursuant to this Section 1.3 are or may be free, at the time, to sell any or all of the Registrable Securities with respect to which such registration was requested in accordance with Rule 144 (or any similar rule or regulation) promulgated under the Act.

     1.4  Obligations of DenAmerica.  Whenever required under Section 1.2 or
1.3 to effect the registration of any Registrable Securities, DenAmerica shall, as expeditiously as reasonably possible:

       (a) Prepare and file with the SEC a registration statement on such form as DenAmerica deems appropriate with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days, or such shorter period as is required to dispose of all securities covered by such registration statement.

       (b) Notify the Holders promptly after it has received notice of the time when such registration statement has become effective or any supplement to any prospectus forming a part of such registration statement has been filed.



       (c) Notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or of additional information.

       (d) Prepare and file with the 513C, and promptly notify the Holders of the filing of, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

       (e) Prepare and file with the SEC promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of special counsel for such Holders, is required under the Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders.

       (f) Not file any amendment or supplement to the registration statement or prospectus to which any Holders shall reasonably object after having been furnished a copy a reasonable time prior to the filing thereof.

       (g) Advise each Holder promptly after it has received notice or obtained knowledge thereof of the issuance of any stop order by the SEC suspending the effectiveness of any such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

       (h) Furnish to the Holders such numbers of copies of a prospectus. including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

       (i) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that DenAmerica shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process, or to become subject to tax liability in any such states or jurisdictions or to agree to any restrictions as to the conduct of its business in the ordinary course thereof.

       (j) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.



       (k) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

       (l) Prepare and promptly file with the SEC, and promptly notify such Holders or their special counsel of the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event has occurred as the result of which any such prospectus must be amended in order that it does not make any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, not misleading, in light of the circumstances in which they were made.

       (m) In case any of such Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectus as may be necessary to permit compliance with the requirements of the Act.

       (n) If any of the Registrable Securities are then listed on any securities exchange or the Nasdaq Stock Market, DenAmerica will cause all such Registrable Securities covered by such registration statement to be listed on such exchange or the Nasdaq Stock Market.

       (o) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing DenAmerica for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of DenAmerica, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder requesting registration of Registrable Securities.



     1.5 Obligations of Holders. It shall be a condition precedent to the obligations of DenAmerica to take any action pursuant to this Agreement that each of the selling Holders shall:

           (a) Furnish to DenAmerica such information regarding themselves, the Registrable Securities held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition, and such other information as may reasonably be required to effect the registration of their Registrable Securities.

           (b) Notify DenAmerica, at any time when a prospectus relating to Registrable Securities covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     1.6 Expenses of Demand Registration. DenAmerica shall bear and pay all expenses incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on any exchange or the Nasdaq Stock Market, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request, fees and disbursements of counsel for DenAmerica, and fees, expenses or disbursements of one special counsel for the selling Holders in an amount not to exceed $20,000; provided, however, that DenAmerica shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case the Holders participating in such offering and favoring such withdrawal shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if such registration request has been withdrawn by virtue of a material adverse change in the condition, business, or prospects of DenAmerica from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant Section 1.2.

     1.7 Expenses of Piggy-Back Registration. DenAmerica shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to each of the registrations pursuant to Section 1.3 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration) for each Holder, including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees relating or apportionable thereto, costs of listing on any exchange or the Nasdaq Stock Market, costs of furnishing such copies of each preliminary prospectus, final prospectus. and amendments thereto as each Holder may reasonably request, and fees, expenses or disbursements of one special counsel for the selling Holders in an amount not to exceed $20,000.

     1.8   Limitations on Registration Rights.

           (a) The rights of Holders under Sections 1.2 and 1.3 of this Agreement shall be subject to any limitations and restrictions required in order to comply with the terms of any registration right previously granted by DenAmerica and disclosed in DenAmerica's reports, registration statements or proxy statements as filed with the SEC. Notwithstanding any other provision of this Agreement, with respect to any other securities of DenAmerica for which DenAmerica has granted registration rights prior to the date of this Agreement, the Registrable Securities shall not be registered and sold at the same time as such other securities are being sold pursuant to an underwritten offering if the managing underwriter of such offering believes that the sale of the Registrable Securities could have a material adverse effect on the amount of, or price at which, such other securities being registered can be sold.

           (b) Notwithstanding any other provision of this Agreement, the rights of each of the Holders under Sections 1.2 and 1.3 of this Agreement shall be limited by and subject to the terms and conditions of the respective Lockup Agreements between DenAmerica and each Holder that is a party to a Lockup Agreement.

     1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

           (a) DenAmerica will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which such person or persons may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by DenAmerica of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and DenAmerica will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by such person or persons in connection with investigating or defending any such loss, claim, damage, liability, or action;



provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of DenAmerica (which consent shall not be unreasonably withheld), nor shall DenAmerica be liable in any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (i) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person, or (ii) the failure of such Holder, underwriter, or controlling person to deliver a copy of the registration statement or the prospectus, or any amendments or supplements thereto, after DenAmerica has furnished such person with a sufficient number of copies of the same.

           (b) Each selling Holder will indemnify and hold harmless DenAmerica, each of its officers and directors, and each person, if any, who controls DenAmerica within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which DenAmerica or any such officer, director, controlling person, or underwriter or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by DenAmerica or any such officer, director, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary herein contained, a Holder's indemnity obligation, in such person's capacity as a Holder, shall be limited to the net proceeds received by such Holder from the offering out of which the indemnity obligation arises.

           (c) Promptly after receipt by an indemnified party under this
Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, except that such fees and expenses shall be paid by the indemnifying party if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action shall relieve such indemnifying party of any liability to the indemnified party under this
Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

           (d) The indemnification provided by this Section 1.9 shall be a continuing right to indemnification and shall survive the registration and sale of any of the Registrable Securities hereunder and the expiration or termination of this Agreement.

     1.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act DenAmerica agrees to:

            (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

            (b) file with the SEC in a timely manner all reports and other documents required of DenAmerica under the Act and the 1934 Act; and

            (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by DenAmerica that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of DenAmerica and such other reports and documents so filed by DenAmerica, and (iii) such other information as may be reasonably requested in availing any holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     1.11 Amendment and Waiver. Any amendment or waiver of any provision under this Agreement may be effected only with the written consent of DenAmerica and the holders of at least 51% of the Registrable Securities then outstanding, except that no amendment or waiver that would reduce or adversely affect the rights of BBV under this Agreement may be effected without the written consent of BBV.

     1.12   Remedies.

            (a) DenAmerica agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Registrable Securities as quickly as possible after such Holders have indicated to DenAmerica that they desire their Registrable Securities to be registered. Any delay on the part of DenAmerica not expressly permitted under this Agreement or waived by thc Holders, whether material or not, shall be deemed a material breach of this Agreement.

            (b) DenAmerica acknowledges that the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate. DenAmerica therefore agrees that the Holders shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit a Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

B. MISCELLANEOUS

     2.1 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any Delaware or other conflict-of-law provisions to the contrary.

     2.2 Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt, upon receipt of a facsimile transmission or when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

           (a)   If to DenAmerica:

                 7373 North Scottsdale Road
                 Suite D-120
                 Scottsdale, Arizona 85253
                 Facsimile: (602) 230-9592
                 Attention: President

                 with a copy given in the manner
                 prescribed above, to:

                 O'Connor, Cavanagh, Anderson,
                   Killingsworth & Beshears, P.A.
                 One East Camelback Road
                 Phoenix, Arizona 85012
                 Facsimile: (602) 263-2900
                 Attention: Robert S. Kant, Esq.

           (b) If to any Holder, to the address of such Holder as it appears in the stock, note, or warrant ledger of DenAmerica.



     Any party may alter the address to which communications or copies are to be sent by giving notice of such change to each of the other parties hereto of address in conformity with the provisions of this paragraph for the giving of notice.

     2.3 Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, and successors.

     2.4 Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not bc modified or amended other than by an agreement in writing.

     2.5 Section Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

     2.6 Gender. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

     2.7 Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     2.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any photographic or xerographic copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as of it were an executed counterpart of this Agreement.



     2.9 Provisions Separable. The provisions of this Agreement are independent and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

     2.10 Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


AMERICAN FAMILY RESTAURANTS,               HOLDERS:
INC.


By: /s/ Jeffrey D. Miller                  /s/ Jack M. Lloyd
   -------------------------------         -------------------------------
   Jeffrey D. Miller, President            Jack M. Lloyd


                                           /s/ William J. Howard
                                           -------------------------------
                                           William J. Howard

                                           BANCBOSTON VENTURES, INC.


                                           By:
                                              ----------------------------

                                           Its:
                                               ---------------------------

                                           MOFFITT FAMILY TRUST


                                           By:
                                              ----------------------------

                                           Its:
                                               ---------------------------


Exhibits have been omitted due to immateriality.